CORNERSTONE

                        ADVANTUS CORNERSTONE FUND, INC.
            SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001

[LOGO]
ADVANTUS-TM-
FAMILY OF FUNDS

EQUITY

[GRAPHIC]

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         7


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


SHAREHOLDER SERVICES              20

Letter from the President

[PHOTO OF WILLIAM WESTHOFF]

Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,

/s/ William Westhoff

William Westhoff
President, Advantus Funds

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF MATTHEW NORRIS]
MATTHEW NORRIS, CFA
PORTFOLIO MANAGER

The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. In selecting equity securities, the Fund invests in securities that the investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns or are undervalued relative to their potential for improved operating performance and financial strength.

     -    Dividends paid quarterly.

     -    Capital gains distributions paid annually.

ADVANTUS CORNERSTONE FUND

PERFORMANCE

The Cornerstone Fund's performance for the six-month period ended March 31, 2001 for each class of shares offered is as follows:

          CLASS A.................................            -6.66 PERCENT*
          CLASS B.................................            -6.98 PERCENT*
          CLASS C.................................            -7.00 PERCENT*

The Fund's benchmark, the Russell 1000 Value Index,** earned -2.46 percent for the same period.

PERFORMANCE ANALYSIS

The Federal Reserve Board changed from a restrictive monetary policy (raising rates) to an accommodating policy (lowering rates) as the economy slowed without significant risk of inflation. The weak stock market has reflected the slowing economy. For all the talk about "new paradigms"; i.e., Internet stocks and technology, reports of the death of the business cycle have been greatly exaggerated. The U.S. grew above trendline pace for the late 1990s, and now we will come back to average by growing at a below average pace.

Sectors viewed as higher growth but cyclical, such as Capital Goods and Media, have underperformed, while defensive sectors, such as Utilities, Food and Tobacco, have outperformed. The large decline in the Technology sector hurt performance across the broad market. Our Fund held an average of 6.60 percent in technology stocks throughout the reporting period. This is quite small compared to the broad market (Russell 1000 Value Index**), which held an average of 23.50 percent in technology. Utility stocks provided a significant upside as the combination of inexpensive stocks, high oil and gas prices, and electricity shortages (think California) propelled solid investment gains.

The strong electricity pricing markets in the western U.S. have helped our Mirant, NRG and Excelon holdings. And, with consumer spending holding up better than corporate spending, our holdings in Lowe's Corporation, a building supply company, and Cendant, a real estate oriented company, have also been helped. Companies that require access to the capital markets have been underperformers. The difficulty in obtaining credit has slowed the business development plans of XO Communications, a competitive local phone service and Fund holding. We anticipate a turnaround in this firm and continue to be owners.

OUTLOOK

We feel the market is close to the bottom as equity prices are discounting the current weak economic news. As with any business cycle, when you are at the bottom, the next major change is upward. As a result, we are accumulating stocks that have become very inexpensive due to the slowdown, with the expectation they will recover with the economy. While the major indices are down anywhere from 5 to 20 percent for the year, we believe they should slow the pace of decline and reverse course. We do not, however, foresee a positive year for the equity markets. The stock market is in a healing mode, and its recovery will take time. We do not expect a quick fix, and we advise investors to maintain a long-term perspective.


*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS CORNERSTONE FUND,
                RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2001.

                                  CLASS A AND B

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                         -14.05%
  Five year                          4.62%
  Since inception (9/16/94)          8.81%

Class B:
  One year                         -14.18%
  Five year                          4.77%
  Since inception (9/16/94)          8.89%

[CHART]

                                                               Russell 1000
                                Class A     Class B    CPI      Value Index
  9/16/94                       $10,000    $10,000   $10,000      $10,000
9/30/1994                         9,325      9,870    10,054        9,743
9/30/1995                        11,598     11,708    10,275       12,441
9/30/1996                        14,441     14,649    10,570       14,673
9/30/1997                        19,980     20,400    10,818       20,880
9/30/1998                        16,694     16,947    10,973       21,629
9/30/1999                        18,384     18,531    11,261       25,678
9/30/2000                        18,605     18,764    11,643       27,965
3/31/2001                        17,367     17,454    11,824       27,277

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

  One year                          -9.68%
  Five year                          4.96%
  Since inception (3/1/95)           9.32%

[CHART]

                                                               Russell 1000
                                           Class C     CPI      Value Index
  3/01/95                                  $10,000   $10,000      $10,000
9/30/1995                                   12,013    10,146       12,107
9/30/1996                                   14,846    10,437       14,280
9/30/1997                                   20,354    10,682       20,320
9/30/1998                                   16,838    10,834       21,049
9/30/1999                                   18,411    11,119       24,989
9/30/2000                                   18,493    11,497       27,214
3/31/2001                                   17,199    11,675       26,545

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                       SHARES       VALUE      PORTFOLIO
-------                                       ------     ----------- ----------
Exxon Mobil Corporation.....................   47,903     $3,880,141       4.8%
CitiGroup, Inc..............................   76,913      3,459,547       4.3%
Johnson & Johnson...........................   26,400      2,309,208       2.8%
American International Group................   28,027      2,256,174       2.8%
SBC Communications, Inc.....................   47,642      2,126,262       2.6%
Texaco, Inc.................................   31,900      2,118,160       2.6%
Chase Manhattan Corporation.................   46,735      2,098,401       2.6%
Verizon Communications......................   37,857      1,866,350       2.3%
NRG Energy, Inc.............................   46,000      1,674,400       2.0%
Merck & Co., Inc............................   21,000      1,593,900       2.0%
                                                         ----------- ----------
                                                         $23,382,543      28.8%
                                                         =========== ==========

Cash and Other Assets/Liabilities           5.6%
Basic Materials                             2.9%
Capital Goods                               3.2%
Technology                                  5.8%
Consumer Cyclical                           6.5%
Financial                                  30.1%
Energy                                      7.0%
Communication Services                      8.1%
Consumer Staples                           13.8%
Utilities                                   8.4%
Health Care                                 8.6%

                                                       ADVANTUS CORNERSTONE FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                       MARKET
SHARES                                                                VALUE(a)
---------                                                            -----------
COMMON STOCK (94.4%)
 BASIC MATERIALS (2.9%)
               Aluminum (.9%)
   20,332   Alcoa, Inc. ..........................................   $   730,935
                                                                     -----------
               Chemicals (1.4%)
   12,100   Dow Chemical Company .................................       381,997
   58,000   Lyondell Petrochemical Company .......................       833,460
                                                                     -----------
                                                                       1,215,457
                                                                     -----------
               Paper and Forest (.6%)
   11,000   Willamette Industries, Inc. ..........................       506,000
                                                                     -----------
 CAPITAL GOODS (3.2%)
               Aerospace/Defense (1.8%)
   15,500   Allied Signal, Inc. ..................................       632,400
    6,600   General Dynamics Corporation .........................       414,084
    7,000   United Technologies Corporation ......................       513,100
                                                                     -----------
                                                                       1,559,584
                                                                     -----------
               Electrical Equipment (1.4%)
    6,400   Emerson Electric Company .............................       396,544
   20,100   General Electric Company .............................       841,386
                                                                     -----------
                                                                       1,237,930
                                                                     -----------
 COMMUNICATION SERVICES (8.1%)
               Telecommunication (.5%)
   23,700   MCI Worldcom, Inc.(b) ................................       442,894
                                                                     -----------
               Telephone (7.6%)
   74,800   AT&T Corporation - Libery Media Corporation (b) ......     1,047,200
   26,100   Bellsouth Corporation ................................     1,068,012
   54,600   Nextlink Communications, Inc. (b) ....................       382,200
   47,642   SBC Communications, Inc. .............................     2,126,262
   37,857   Verizon Communications ...............................     1,866,350
                                                                     -----------
                                                                       6,490,024
                                                                     -----------
 CONSUMER CYCLICAL (6.5%)
               Auto (.3%)
   10,100   Ford Motor Company ...................................       284,012
                                                                     -----------
               Building Materials (.4%)
    5,200   American Standard Companies, Inc. (b) ................       307,164
                                                                     -----------
               Publishing (.6%)
    8,500   Gannett Company, Inc. ................................       507,620
                                                                     -----------
               Retail (4.1%)
    5,500   Home Depot, Inc. .....................................       237,050
   16,600   Lowes Companies, Inc. ................................       970,270
   30,600   RadioShack Corporation ...............................     1,122,714
   17,900   Target Corporation ...................................       645,832
   11,000   Wal-Mart Stores, Inc. ................................       555,500
                                                                     -----------
                                                                       3,531,366
                                                                     -----------
               Service (1.1%)
   63,725   CUC International (b) ................................       929,748
                                                                     -----------
 CONSUMER STAPLES (13.8%)
               Beverage (1.7%)
   11,100   Anheuser-Busch Companies, Inc. .......................       509,823
   12,800   Pepsico, Inc. ........................................       562,560
    8,600   The Coca-Cola Company ................................       388,376
                                                                     -----------
                                                                       1,460,759
                                                                     -----------
               Broadcasting (2.1%)
   20,100   Clear Channel Communications,Inc. (b) ................     1,094,445
   16,700   Comcast Corporation (b) ..............................       700,356
                                                                     -----------
                                                                       1,794,801
                                                                     -----------


              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                       MARKET
SHARES                                                                VALUE(a)
---------                                                            -----------
 CONSUMER STAPLES--CONTINUED
               Entertainment (3.5%)
   46,700   The Walt Disney Company ..............................   $ 1,335,620
   13,600   Time Warner, Inc. (b) ................................       494,700
   26,500   Viacom, Inc. (b) .....................................     1,165,205
                                                                     -----------
                                                                       2,995,525
                                                                     -----------
               Food (1.2%)
   10,700   Quaker Oats Company ..................................     1,048,600
                                                                     -----------
               Household Products (1.3%)
   18,200   Procter & Gamble Company .............................     1,139,320
                                                                     -----------
               Personal Care (1.2%)
   25,300   Avon Products, Inc. ..................................     1,011,747
                                                                     -----------
               Restaurants (1.0%)
   33,300   McDonalds Corporation ................................       884,115
                                                                     -----------
               Tobacco (1.8%)
   32,800   Philip Morris Companies, Inc. ........................     1,556,360
                                                                     -----------
 ENERGY (7.0%)
               Oil (4.5%)
   47,903   Exxon Mobil Corporation ..............................     3,880,141
                                                                     -----------
               Oil & Gas (2.5%)
   31,900   Texaco, Inc. .........................................     2,118,160
                                                                     -----------
 FINANCIAL (30.1%)
               Auto Finance (1.1%)
   26,100   Fleet Boston Financial Corporation ...................       985,275
                                                                     -----------
               Banks (8.3%)
   20,500   Bank of America Corporation ..........................     1,122,375
   46,735   Chase Manhattan Corporation ..........................     2,098,401
   13,700   First Union Corporation ..............................       452,100
    3,950   PNC Financial Services Group .........................       267,612
   10,300   The Bank of New York Company, Inc. ...................       507,172
   48,258   U.S. Bancorp .........................................     1,119,586
   31,500   Wells Fargo & Company ................................     1,558,305
                                                                     -----------
                                                                       6,857,939
                                                                     -----------
               Consumer Finance (3.4%)
   18,400   American Express Company .............................       759,920
   14,800   Capital One Financial Corporation ....................       821,400
   22,500   Household International, Inc. ........................     1,332,900
                                                                     -----------
                                                                       2,914,220
                                                                     -----------
               Finance-Diversified (2.6%)
   16,700   Federal Home Loan Mortgage ...........................     1,082,661
   14,300   Federal National Mortgage Association ................     1,138,280
                                                                     -----------
                                                                       2,220,941
                                                                     -----------
               Insurance (5.1%)
   21,400   Allstate Corporation .................................       897,516
   28,027   American International Group .........................     2,256,174
    3,700   Marsh and McLennan Companies, Inc. ...................       351,611
   23,700   Nationwide Financial Services, Inc. ..................       900,126
                                                                     -----------
                                                                       4,405,427
                                                                     -----------
               Investment Bankers/Brokers (7.4%)
   76,913   CitiGroup, Inc. ......................................     3,459,547
    7,600   Goldman Sachs Group, Inc. ............................       646,760
    9,800   Lehman Brothers Holdings, Inc. .......................       614,460
   29,740   Morgan Stanley Dean Witter & Company .................     1,591,090
                                                                     -----------
                                                                       6,311,857


See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                          INVESTMENTS IN SECURITIES -- CONTINUED

                                                                       MARKET
SHARES                                                                VALUE(a)
---------                                                            -----------
 FINANCIAL--CONTINUED
               Real Estate Investment Trust (1.4%)
   13,300   Archstone Communities Trust ..........................   $   327,180
   43,000   Prologis Trust .......................................       863,440
                                                                     -----------
                                                                       1,190,620
                                                                     -----------
               Savings and Loans (.8%)
   12,800   Washington Mutual, Inc. ..............................       700,800
                                                                     -----------
 HEALTH CARE (8.6%)
               Drugs (3.9%)
   14,200   Bristol-Myers Squibb Company .........................       843,480
   21,000   Merck & Co., Inc. ....................................     1,593,900
   22,600   Pfizer, Inc. .........................................       925,470
                                                                     -----------
                                                                       3,362,850
                                                                     -----------
               Health Care-Diversified (3.5%)
   15,400   Abbott Laboratories ..................................       726,726
   26,400   Johnson & Johnson ....................................     2,309,208
                                                                     -----------
                                                                       3,035,934
                                                                     -----------
               Hospital Management (.7%)
   37,300   Health Management Associates, Inc. (b) ...............       580,015
                                                                     -----------
               Managed Care (.5%)
   19,900   Orthodontic Centers of America (b) ...................       407,950
                                                                     -----------
 TECHNOLOGY (5.8%)
               Communications Equipment (.5%)
   50,300   McLeodUSA, Inc. (b) ..................................       435,409
                                                                     -----------
               Semiconductors (1.9%)
   24,700   Analog Devices,Inc. (b) ..............................       895,128
   28,900   Microchip Technology, Inc. (b) .......................       731,531
                                                                     -----------
                                                                       1,626,659
                                                                     -----------
               Technology (3.4%)
  109,600   ADC Telecommunications, Inc. (b) .....................       931,600
   15,800   Altera Corporation (b) ...............................       338,714
   22,500   AVX Corporation ......................................       388,350
   20,900   Compaq Computer Corporation ..........................       380,380
   14,100   Hewlett-Packard Company ..............................       440,907
   11,200   Tellabs, Inc. (b) ....................................       455,700
                                                                     -----------
                                                                       2,935,651
                                                                     -----------
UTILITIES (8.4%)
               Electric Companies (3.6%)
    9,200   AES Corporation (b) ..................................       459,632
   19,600   Exelon Corporation ...................................     1,285,760
   37,100   Southern Company .....................................     1,301,839
                                                                     -----------
                                                                       3,047,231
                                                                     -----------
               Natural Gas (1.1%)
    4,900   Enron Corporation ....................................       284,690
   16,300   Williams Companies, Inc. .............................       698,455
                                                                     -----------
                                                                         983,145
                                                                     -----------
               Power Products-Industrial (3.7%)
   41,800   Mirant Corporation (b) ...............................     1,483,900
   46,000   NRG Energy, Inc. (b) .................................     1,674,400
                                                                     -----------
                                                                       3,158,300
                                                                     -----------
Total common stock
(cost: $77,002,550) ..............................................    81,060,097
                                                                     -----------


See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                         MARKET
PRINCIPAL                                                                                               VALUE(a)
---------                                                                                               --------
SHORT-TERM SECURITIES (6.2%)
1,779,715  Federated Prime Obligation Fund, current rate 5.410%...................................   $  1,779,715
3,446,889  Provident Institutional Fund-TempFund Portfolio, current rate 5.300%...................      3,446,889
   58,404  Wells Fargo & Company-Cash Investment Fund, current rate 5.450%........................         58,404
                                                                                                      -----------
           Total short-term securities (cost: $5,285,008).........................................      5,285,008
                                                                                                      -----------
           Total investments in securities (cost: $82,287,558) (c)................................   $ 86,345,105
                                                                                                      ===========

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) At March 31, 2001 the cost of securities for federal income tax purposes was $83,252,919. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation ...............................................................   $ 10,257,431
     Gross unrealized depreciation ...............................................................     (7,165,245)
                                                                                                      -----------
     Net unrealized appreciation .................................................................   $  3,092,186
                                                                                                      ===========

              See accompanying notes to investments in securities.
                                       10

                 (This page has been left blank intentionally.)

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)

                                                          ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $82,287,558)..................................................      $86,345,105
Receivable for Fund shares sold...................................................................           16,455
Receivable for investment securities sold.........................................................            1,019
Accrued interest receivable.......................................................................           16,865
Dividends receivable..............................................................................           69,464
Other receivables.................................................................................              345
                                                                                                         ----------
     Total assets.................................................................................       86,449,253
                                                                                                         ----------
                                                        LIABILITIES

Bank overdraft....................................................................................            1,239
Payable for investment securities purchased.......................................................          480,928
Payable for Fund shares redeemed..................................................................           16,699
Payable to Adviser................................................................................           99,281
                                                                                                         ----------
     Total liabilities............................................................................          598,147
                                                                                                         ----------
Net assets applicable to outstanding capital stock................................................      $85,851,106
                                                                                                         ==========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value.................................................................      $    61,342
   Additional paid-in capital.....................................................................       85,738,335
   Undistributed (distributions in excess of) net investment income...............................            3,230
   Accumulated net realized losses from investments and foreign currency transactions.............       (4,009,348)
   Unrealized appreciation on investments.........................................................        4,057,547
                                                                                                         ----------
     Total - representing net assets applicable to outstanding capital stock......................      $85,851,106
                                                                                                         ==========
Net assets applicable to outstanding Class A shares...............................................      $74,149,060
                                                                                                         ==========
Net assets applicable to outstanding Class B shares...............................................      $10,557,744
                                                                                                         ==========
Net assets applicable to outstanding Class C shares...............................................      $ 1,144,302
                                                                                                         ==========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 5,286,585.........................................................      $     14.03
                                                                                                         ==========
   Class B - Shares outstanding 764,452...........................................................      $     13.81
                                                                                                         ==========
   Class C - Shares outstanding 83,076............................................................      $     13.77
                                                                                                         ==========


                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
                                                                     (UNAUDITED)

Investment income:
   Interest........................................................................................     $   181,551
   Dividends.......................................................................................         682,991
                                                                                                          ---------
       Total investment income.....................................................................         864,542
                                                                                                          ---------
Expenses (note 4):
   Investment advisory fee.........................................................................         320,858
   Rule 12b-1 - Class A............................................................................          98,614
   Rule 12b-1 - Class B............................................................................          57,841
   Rule 12b-1 - Class C............................................................................           6,073
   Administrative services fee.....................................................................          37,200
   Transfer agent fees.............................................................................         100,370
   Custodian fees..................................................................................           6,278
   Auditing and accounting services................................................................          12,217
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................           1,025
   Registration fees...............................................................................          16,000
   Printing and shareholder reports................................................................          20,532
   Insurance.......................................................................................           1,428
   Other...........................................................................................           2,456
                                                                                                          ---------
       Total expenses..............................................................................         684,574
   Less fees and expenses waived or absorbed by Adviser:
     Other waived fees.............................................................................         (68,261)
                                                                                                          ---------
       Total net expenses..........................................................................         616,313
                                                                                                          ---------
       Investment income - net.....................................................................         248,229
                                                                                                          ---------
   Net realized losses on investments (note 3).....................................................      (1,942,282)
   Net change in unrealized appreciation or depreciation on investments............................      (4,617,132)
                                                                                                          ---------
       Net losses on investments ..................................................................      (6,559,414)
                                                                                                          ---------
Net decrease in net assets resulting from operations...............................................     $(6,311,185)
                                                                                                          =========


                 See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                           2001            2000
                                                                                        ----------      -----------
Operations:
   Investment income - net........................................................     $   248,229     $    322,259
   Net realized loss on investments...............................................      (1,942,282)      (1,634,621)
   Net change in unrealized appreciation or depreciation
     on investments...............................................................      (4,617,132)       2,471,025
                                                                                        ----------      -----------
       Increase (decrease) in net assets resulting from operations................      (6,311,185)       1,158,663
                                                                                        ----------      -----------
Distributions to shareholders from:
   Investment income - net:
     Class A......................................................................        (242,866)        (332,612)
     Class B......................................................................          (1,880)              --
     Class C......................................................................            (253)              --
   Net realized gains on investments:
     Class A......................................................................              --       (1,115,365)
     Class B......................................................................              --         (222,560)
     Class C......................................................................              --          (22,368)
Tax return of capital:
     Class A......................................................................              --          (40,388)
                                                                                        ----------      -----------
       Total distributions........................................................        (244,999)      (1,733,293)
                                                                                        ----------      -----------
Capital share transactions: (notes 4 and 6):
   Proceeds from sales:
     Class A......................................................................       3,077,905        5,178,041
     Class B......................................................................         409,502          854,661
     Class C......................................................................          41,364          111,411
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A......................................................................         136,271        1,330,582
     Class B......................................................................           1,823          216,243
     Class C......................................................................             251           22,191
   Payments for redemption of shares:
     Class A......................................................................      (4,807,221)     (17,321,930)
     Class B......................................................................      (1,646,777)      (6,953,574)
     Class C......................................................................         (90,538)        (860,962)
                                                                                        ----------      -----------
       Decrease in net assets from capital share transactions.....................      (2,877,420)     (17,423,337)
                                                                                        ----------      -----------
       Total decrease in net assets...............................................      (9,433,604)     (17,997,967)
Net assets at beginning of period.................................................      95,284,710      113,282,677
                                                                                        ----------      -----------
Net assets at end of period (Includes undistributed net investment
   income of $3,230 and $0, respectively).........................................     $85,851,106     $ 95,284,710
                                                                                        ==========      ===========


                 See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

(1)  ORGANIZATION

     Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Funds investment objective is to seek long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

      The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $71,127,254 and $75,245,447, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $500 million in net assets, .65 percent on the next $500 million, .60 percent on the next $1 billion and .55 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .80 percent.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.24 percent of Class A average daily net assets, 1.99 percent of Class B average daily net assets and 1.99 percent of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the period ending March 31, 2001, Advantus Capital voluntarily agreed to absorb $68,261 in expenses which were otherwise payable by the Fund.

     Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $24,883.

     As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,273,989 Class A shares which represents
43.0 percent of the total outstanding Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

(5) CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the period from October 1, 2000 to March 31, 2001 and the year ended September 30, 2000 were as follows:

                                                      CLASS A                   CLASS B              CLASS C
                                               -----------------------    --------------------   -----------------
                                                 2001         2000         2001        2000       2001      2000
                                               --------     ----------    --------    --------   ------    -------
Sold.........................................   206,802        342,146      27,932      57,188    2,817      7,551
Issued for reinvested distributions..........     9,802         84,952         128      13,914       18      1,429
Redeemed.....................................  (326,440)    (1,150,121)   (112,532)   (465,471)  (6,166)   (57,511)
                                                -------      ---------     -------     -------    -----     ------
                                               (109,836)      (723,023)    (84,472)   (394,369)  (3,331)   (48,531)
                                                =======      =========     =======     =======    =====     ======

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock and selected information for each period are as follows:


                                                                                     CLASS A
                                                     ---------------------------------------------------------------------
                                                     PERIOD FROM
                                                     OCTOBER 1,
                                                       2000 TO
                                                      MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                        2001         -----------------------------------------------------
                                                     (UNAUDITED)       2000       1999       1998        1997      1996
                                                     -----------     -------    -------    -------     ------    -------
Net asset value, beginning of period...........       $ 15.08        $ 15.14    $ 13.88    $ 18.68     $ 15.06   $ 12.96
                                                      -------        -------    -------    -------     -------   -------
Income from investment operations:
  Net investment income (loss).................           .05            .06        .15        .16         .14       .09
  Net gains (losses) on securities (both
   realized and unrealized)....................         (1.05)           .13       1.24      (3.04)       5.19      2.91
                                                      -------        -------    -------    -------     -------   -------
   Total from investment operations............         (1.00)           .19       1.41      (2.88)       5.33      3.00
                                                      -------        -------    -------    -------     -------   -------
Less distributions:
  Dividends from net investment income.........          (.05)          (.06)      (.15)      (.16)       (.14)     (.08)
  Distributions from net realized gains........            --           (.19)        --      (1.76)      (1.57)     (.82)
                                                      -------        -------    -------    -------     -------   -------
   Total distributions.........................          (.05)          (.25)      (.15)     (1.92)      (1.71)     (.90)
                                                      -------        -------    -------    -------     -------   -------
Net asset value, end of period ................       $ 14.03        $ 15.08    $ 15.14    $ 13.88     $ 18.68   $ 15.06
                                                      =======        =======    =======    =======     =======   =======
Total return (a)...............................         (6.66)%         1.26%     10.13%    (16.45)%     38.35%    24.52%
Net assets, end of period (in thousands).......       $74,149        $81,389    $92,539    $93,833    $107,322   $48,383
Ratio of expenses to average daily net
  assets (b) (c)...............................          1.24%(d)       1.24%      1.21%      1.16%       1.08%     1.26%
Ratio of net investment income (loss) to
  average daily net assets (b) (c).............           .64%(d)        .43%       .94%       .98%        .85%      .70%
Portfolio turnover rate (excluding
  short-term securities).......................          81.8%         180.1%      78.7%     114.4%       87.7%    128.0%

--------------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.
(b) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(c) The Fund's Adviser voluntarily waived or absorbed $68,261 for the period ended March 31, 2001 and $106,763 in expenses for the year ended September 30, 2000. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.39%, 1.34% for Class A shares, 2.14%, 2.09% for Class B shares and 2.14%, 2.09% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .50%, .32% for Class A shares, (.25), (.40)% for Class B shares and (.25), (.40)% for Class C shares.
(d)  Adjusted to an annual basis.

                                                                                      CLASS B
                                                     ----------------------------------------------------------------------
                                                     PERIOD FROM
                                                      OCTOBER 1,
                                                        2000 TO                 YEAR ENDED SEPTEMBER 30,
                                                       MARCH 31,     ------------------------------------------------------
                                                     (UNAUDITED)       2000      1999       1998         1997       1996
                                                     -----------     -------    -------    -------     -------   ----------
Net asset value, beginning of period...........       $ 14.86        $ 14.97    $ 13.73    $ 18.52     $ 14.92    $12.90
                                                       ------         ------     ------     ------      ------     -----
Income from investment operations:
  Net investment income (loss).................          (.02)          (.02)       .03        .03          --      (.01)
  Net gains (losses) on securities (both
   realized and unrealized)....................         (1.03)           .10       1.22      (3.02)       5.18      2.86
                                                       ------         ------     ------     ------      ------     -----
   Total from investment operations............         (1.05)           .08       1.25      (2.99)       5.18      2.85
                                                       ------         ------     ------     ------      ------     -----
Less distributions:
  Dividends from net investment income.........            --             --       (.03)      (.04)       (.01)     (.01)
  Distributions from net realized gains........            --           (.19)        --      (1.76)      (1.57)     (.82)
                                                       ------         ------     ------     ------      ------     -----
   Total distributions.........................            --           (.19)      (.03)     (1.80)      (1.58)     (.83)
                                                       ------         ------     ------     ------      ------     -----
Net asset value, end of period ................       $ 13.81        $ 14.86    $ 14.95    $ 13.73     $ 18.52    $14.92
                                                       ======         ======     ======     ======      ======     =====
Total return (a)...............................         (6.98)%          .54%      9.12%    (17.21)%     37.68%    23.37%
Net assets, end of period (in thousands).......       $10,558        $12,615    $18,587    $21,176     $21,405    $7,095
Ratio of expenses to average daily net
  assets (b) (c)...............................          1.99%(d)       1.99%      1.96%      1.95%       1.98%     2.15%
Ratio of net investment income (loss) to
  average daily net assets (b) (c).............          (.10)%(d)      (.29)%      .20%       .18%       (.05)%    (.11)%
Portfolio turnover rate (excluding
  short-term securities).......................          81.8%         180.1%      78.7%     114.4%       87.7%    128.0%

                                                                                     CLASS C
                                                     -------------------------------------------------------------------
                                                      PERIOD FROM
                                                      OCTOBER 1,
                                                       2000 TO                YEAR ENDED SEPTEMBER 30,
                                                       MARCH 31,      --------------------------------------------------
                                                     (UNAUDITED)       2000       1999      1998         1997     1996
                                                     ------------     ------     ------    -------      ------   -------
Net asset value, beginning of period...........        $14.82         $14.93     $13.68     $18.48      $14.94   $12.90
                                                     --------         ------     ------     ------      ------   ------
Income from investment operations:
  Net investment income (loss).................          (.01)          (.02)       .03        .03          --       --
  Net gains (losses) on securities (both
   realized and unrealized)....................         (1.04)           .10       1.23      (3.04)       5.12     2.88
                                                     --------         ------     ------     ------      ------   ------
   Total from investment operations............         (1.05)           .08       1.26      (3.01)       5.12     2.88
                                                     --------         ------     ------     ------      ------   ------
Less distributions:
  Dividends from net investment income....                 --             --       (.03)      (.03)       (.01)    (.02)
  Distributions from net realized gains........            --           (.19)        --      (1.76)      (1.57)    (.82)
                                                     --------         ------     ------     ------      ------   ------
   Total distributions.........................            --           (.19)      (.03)     (1.79)      (1.58)    (.84)
                                                     --------         ------     ------     ------      ------   ------
Net asset value, end of period ................        $13.77         $14.82     $14.91     $13.68      $18.48   $14.94
                                                     ========         ======     ======     ======      ======   =======
Total return (a)...............................         (7.00)%          .54%      9.20%    (17.28)%     37.10%   23.59%
Net assets, end of period (in thousands).......        $1,144         $1,281     $2,012     $3,094      $3,399   $1,156
Ratio of expenses to average daily net
  assets (b) (c)...............................          1.99%(d)       1.99%      1.96%      1.95%       1.98%    2.13%
Ratio of net investment income (loss) to
  average daily net assets (b) (c).............          (.11)%(d)      (.29)%      .21%       .18%       (.05)%   (.01)%
Portfolio turnover rate (excluding
  short-term securities).......................          81.8%         180.1%      78.7%     114.4%       87.7%   128.0%

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


                                     [LOGO]
                                 ADVANTUS -TM-
                                FAMILY OF FUNDS
                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                (1-800-237-1838)

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098

                                                            PRESORTED STANDARD
                                                             U.S. POSTAGE PAID
                                                               ST. PAUL, MN
                                                              PERMIT NO. 3547


ADDRESS SERVICE REQUESTED










F.48648 Rev. 5-2001